                                                                  EXHIBIT 28(a)


                       Securities and Exchange Commission
                             Washington, D.C., 20549
                                    Form 11-K

         [X]      ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE
                  SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

                  For the calendar year ended December 31, 1998

                                       OR

         [ ] TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 [FEE REQUIRED]

                 SCIENCE APPLICATIONS INTERNATIONAL CORPORATION

                          CASH OR DEFERRED ARRANGEMENT
                            (Full title of the plan)

                 Science Applications International Corporation
              10260 Campus Point Drive, San Diego, California 92121
               (Name of issuer of the securities held pursuant to
           the Plan and the address of its principal executive office)

                                    SIGNATURE

         The Plan. Pursuant to the requirements of the Securities Exchange Act of 1934, the Science Applications International Corporation Retirement Plans Committee duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SCIENCE APPLICATIONS
                                        INTERNATIONAL CORPORATION
                                        CASH OR DEFERRED ARRANGEMENT



Date: April 27, 1999                BY: /s/ DANIEL W. BALDWIN
      ------------------                ----------------------------------------
                                        Daniel W. Baldwin

                                        Senior Vice President
                                        and Treasurer
                                        Retirement Plans Committee

SCIENCE APPLICATIONS INTERNATIONAL
CORPORATION CASH OR DEFERRED
ARRANGEMENT

REPORT, FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
DECEMBER 31, 1998 AND 1997

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

INDEX TO FINANCIAL STATEMENTS


                                                                                                        PAGE
                                                                                                       -------
Report of Independent Accountants                                                                            1


Financial Statements:

    Statement of Net Assets Available for Benefits                                                           2

    Statement of Changes in Net Assets Available for Benefits                                                3

    Notes to Financial Statements                                                                       4 - 12


Additional Information:*

    Schedule I  - Schedule of Assets Held for Investment Purposes                                           13

    Schedule II - Schedule of Loans or Fixed Income Obligations                                        14 - 18

    Schedule III- Schedule of Reportable Transactions                                                       19



* Other schedules required by Section 2520.103-10 of the Department of Labor Rules and Regulations for Reporting and Disclosure under ERISA have been omitted because they are not applicable.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Retirement Plans Committee
and Participants of the Science Applications
International Corporation Cash or Deferred Arrangement


In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the net assets available for benefits of the Science Applications International Corporation Cash or Deferred Arrangement (the Plan) at December 31, 1998 and 1997, and the changes in net assets available for benefits for each of the two years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Plan's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

Our audits were performed for the purpose of forming an opinion on the basic financial statements taken as a whole. The additional information included in Schedules I through III is presented for purposes of additional analysis and is not a required part of the basic financial statements but is additional information required by ERISA. Such information has been subjected to the auditing procedures applied in the audits of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the basic financial statements taken as a whole.



PRICEWATERHOUSECOOPERS  LLP

San Diego, California
April 15, 1999

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS


                                                       DECEMBER 31,
                                                1998                   1997
                                           --------------         --------------
ASSETS

Investments, at fair market value:
    Mutual funds                           $  488,699,000         $  412,896,000
    SAIC Common Stock                         512,183,000            264,309,000
    Short-term investments                        170,000                296,000
    Participant loans                          24,581,000             21,569,000
                                           --------------         --------------

                                            1,025,633,000            699,070,000
                                           --------------         --------------

Receivables:
    Participant contributions                   2,511,000              2,599,000
    Company contributions                         432,000              1,362,000
                                           --------------         --------------

                                                2,943,000              3,961,000
                                           --------------         --------------

       Total assets                         1,028,576,000            703,031,000
                                           --------------         --------------

LIABILITIES

Accrued Plan expenses                              28,000                 88,000
                                           --------------         --------------

Net assets available for benefits          $1,028,548,000         $  702,943,000
                                           ==============         ==============


   The accompanying notes are an integral part of these financial statements.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS


                                                      YEAR ENDED
                                                      DECEMBER 31,
                                                1998                   1997
                                          --------------         --------------

ADDITIONS TO NET ASSETS
    Investment income:
       Mutual funds:
          Dividends and interest          $   25,573,000         $   34,349,000
          Realized gain                       16,373,000              8,726,000
          Unrealized appreciation             18,976,000             19,930,000
       SAIC Common Stock:
          Unrealized appreciation            194,389,000             87,106,000
       Interest                                1,614,000              1,405,000
    Participant contributions                 93,405,000             77,427,000
    Company contributions                     14,783,000             15,168,000
                                          --------------         --------------

            Total additions                  365,113,000            244,111,000
                                          --------------         --------------

DEDUCTIONS FROM NET ASSETS
    Distributions to participants             39,144,000             31,371,000
    Plan expenses                                364,000                151,000
                                          --------------         --------------

            Total deductions                  39,508,000             31,522,000
                                          --------------         --------------

Net increase                                 325,605,000            212,589,000

Net assets at beginning of year              702,943,000            490,354,000
                                          --------------         --------------

Net assets at end of year                 $1,028,548,000         $  702,943,000
                                          ==============         ==============


   The accompanying notes are an integral part of these financial statements.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS



NOTE 1 - PLAN DESCRIPTION

GENERAL

The Science Applications International Corporation Cash or Deferred Arrangement (the "Plan" or "CODA") was established on September 18, 1982 and became effective January 1, 1983. The authority to administer the Plan is vested in the Retirement Plans Committee (the "Committee") whose members are the Named Fiduciaries for purposes of Section 402(a) of the Employee Retirement Income Security Act of 1974, as amended. Generally, employees of Science Applications International Corporation (the "Company" or "SAIC") and its subsidiaries are eligible to participate in the Plan upon commencing employment, except for employees in groups or units designated as ineligible. The following description of the Plan provides only general information. Participants should refer to the Plan document for a more complete description of the Plan's provisions.

The Plan consists of a Deferred Fund which is the fund in which assets acquired by the Plan in its function as a qualified Cash or Deferred Arrangement are held and accounted for. The Plan permits participants to elect to defer up to 18% of their eligible compensation, as defined, for the Plan year and to have such deferred amount contributed directly by the Company to the Deferred Fund for the benefit of the participants. Such contributions are limited under Section 402(g) of the Internal Revenue Code (the "Code") to $10,000 for the year ended December 31, 1998 and $9,500 for the year ended December 31, 1997. Amounts deferred by participants, including rollovers from qualified plans, totaled $93,405,000 and $77,427,000 for the years ended December 31, 1998 and 1997, respectively.

In addition to amounts deferred by participants, the Company, at its discretion, may make a matching contribution equal to a specified percentage of the aggregate amounts deferred by participants. The match is only provided on eligible participant deferrals of up to 10% of compensation. In 1998 and 1997, the Company contributed 50% of the first $2,000 of a participant's annual deferred compensation and 15% of such deferred compensation above $2,000 for an annual total of $14,783,000 and $15,168,000, respectively. During 1998 and 1997, the Company matching contribution was allocated to the SAIC Stock Fund. Also, the Company, at its discretion, may make an additional contribution to the Deferred Fund for the benefit of non-highly compensated participants in order to comply with Section 401(k)(3) of the Code. The Company made no additional contributions for the benefit of non-highly compensated participants during 1998 and 1997.

The Company's contribution to the Deferred Fund is to be paid in cash unless the Company's Board of Directors determines to make the contribution in shares of Class A Common Stock or another form. Contributions to the Deferred Fund shall not exceed the maximum amount deductible by the Company for Federal income tax purposes.

Employees hired prior to January 1, 1995 are immediately eligible for the Company matching contributions. Employees hired on or after January 1, 1995, who have elected to participate, are eligible for Company matching contributions if they have attained age 21 and have both twelve calendar months of employment and 850 hours of service, as defined.

Participants may elect to borrow up to 50% of their vested plan balance, up to a maximum of $50,000, excluding amounts invested in the SAIC Stock Fund. Upon this election, the loan balance is transferred from the applicable investment fund(s) to a separate loan fund (participant loans) until repayment. Participants are permitted to transfer to the Plan their account balances from a previous employer's qualified retirement plan.

The participant's interest in the Deferred Fund account will be paid in a single distribution to the participant or their designated beneficiary upon termination of employment with the Company, retirement, permanent disability or death. A participant may not make withdrawals from the Deferred Fund accounts while employed with the Company prior to attaining age 59 1/2 unless the Committee determines the participant is incurring financial hardship. After attaining age 59 1/2, a participant may make withdrawals even if still employed with the Company. Distributions from the Deferred Fund are paid in cash. After attaining age 59 1/2 and after termination of employment, a participant may make a one-time distribution election of investments held in the Vanguard investment funds and defer distribution of balances held in the SAIC Stock Fund.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS


VESTING

A participant's interest in the employee deferral portion of the Deferred Fund account is 100% vested at all times. A participant's interest in the Company matching contribution is 100% vested if the participant was hired prior to January 1, 1995. If the participant was hired on or after January 1, 1995, the participant's interest in the Company matching contribution vests at the rate of 25% per year in years three through six, becoming fully vested after six years of service, as defined. Participants are deemed fully vested upon reaching age 59 1/2, permanent disability or death. Forfeitures, arising from participants withdrawing from the Plan prior to achieving 100% vesting, are applied to the Company's matching contribution. There were $550,000 in Plan forfeitures applied against Company matching contributions in 1998 and no Plan forfeitures applied against Company matching contributions in 1997.

INVESTMENT PROGRAMS

The investment programs offered to participants in the Deferred Fund allow participants to choose among thirteen investment funds offered by the Vanguard Group of Investment Companies. Participants are also allowed to direct a portion of their investment into Class A Common Stock of the Company. Such investment into the SAIC Stock Fund can be exchanged into one of the Vanguard Funds subject to certain restrictions.

THE VANGUARD FUNDS OFFERED WERE AS FOLLOWS:

1. Vanguard Fixed Income Securities Fund - GNMA Portfolio, which invests in fixed income securities guaranteed by the U.S. Government;

2.   Vanguard Index Trust - 500 Portfolio, which invests in common stocks;

3. Vanguard Money Market Reserves - Prime Portfolio, which invests in money market instruments;

4. Vanguard Fixed Income Securities Fund - Short-Term Federal Portfolio, which invests in U.S. government obligations;

5. Vanguard/ Wellesley Income Fund, which invests in fixed income securities and common stocks;

6.   Vanguard/Windsor Fund, which invests in common stocks;

7. Vanguard International Growth Portfolio, which invests in common stocks of companies based outside the United States;

8.   Vanguard U.S. Growth Portfolio, which invests in common stocks;

9. Vanguard Fixed Income Securities Fund - Intermediate-Term Corporate Portfolio, which invests primarily in investment grade corporate bonds;

10. Vanguard LIFEStrategy Income Fund, which invests in common stocks, bonds and short term reserves; (Discontinued in 1998)

11. Vanguard LIFEStrategy Conservative Growth Fund, which invests in common stocks, bonds and short term reserves;

12. Vanguard LIFEStrategy Moderate Growth Fund, which invests in common stocks and bonds;

13. Vanguard LIFEStrategy Growth Fund, which invests in common stocks and bonds; and

14.  Vanguard Small Cap Index Fund, which invests in common stocks.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS

Separate Deferred Fund accounts are established for each investment program selected by a participant. Participants may elect to transfer their existing account balances at any time among the Vanguard investment funds and/or alter the allocations of future contributions among any of the investment alternatives under rules prescribed by the Committee.

PLAN TERMINATION

Although the Company has not expressed any intent to terminate the Plan, it reserves the right to suspend or discontinue contributions to the Plan or to terminate the Company's participation in the Plan at any time. In the event of termination, a distribution of the participants' Deferred Fund account balances will be made in accordance with the Plan provisions.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

The accompanying financial statements are prepared on the accrual basis of accounting.

INVESTMENT VALUATION AND INCOME, GAINS AND LOSSES

VANGUARD FUNDS

Deposits to the Vanguard Funds are used to buy shares from the respective investment fund. Vanguard Fund shares are valued at the net asset value per share as of each valuation date.

Investment transactions are accounted for on the date the shares in the fund are purchased or sold. Realized and unrealized gains and losses are computed based on the market value at the beginning of the year or purchase price if purchased during the year.

SAIC COMMON STOCK

A general public market for the Company's Common Stock does not exist; therefore, the fair market value of the Common Stock is determined pursuant to a stock price formula and valuation process which includes an appraisal prepared by an independent appraisal firm. Periodic determinations of fair market value of the Common Stock are made by the Board of Directors, with the assistance of the independent appraisal firm. The Board of Directors reserves the right to alter the formula.

The gains or losses realized on distributions of investments and the increases or decreases in unrealized appreciation are calculated as the difference between the current fair market value and the fair market value of the investments at the beginning of the year or purchase price if purchased during the year. As of December 31, 1998 and 1997, the fair market value of the Company's Class A Common Stock was $58.87 per share and $34.78 per share and the Plan held approximately 8,700,000 shares and 7,599,000 shares, respectively. It is the policy of the Committee to keep the SAIC Stock Fund invested primarily in Common Stock, except for estimated reserves for use in distributions and investment exchanges by participants. Such reserves are invested in the Vanguard Money Market Reserves - Prime Portfolio mutual fund. If reserves in the SAIC Stock Fund are less than the amount required at any given time to make requested distributions and investment changes, investment exchanges out of the SAIC Stock Fund by participants may have to be deferred.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS



SHORT-TERM INVESTMENTS

At December 31, 1998, short-term investments consist primarily of a retail account invested in Vanguard Money Market Reserves Prime Portfolio, which invests in short-term money market instruments. Vanguard Fiduciary Trust Company ("VFTC") became the Plan's Trustee in February 1998.

At December 31, 1997, short-term investments consisted primarily of State Street Bank and Trust Short-Term Investment Fund, which invested in short-term money market instruments. At December 31, 1997, State Street Bank and Trust Company was the Plan's Trustee.

CONTRIBUTIONS

Participant contributions and Company matching contributions are accrued based upon the amounts deferred by participants at year end which are received by the Trustee subsequent to year end. Additional Company contributions are accrued based upon the amounts determined by the Company's Board of Directors (Note 1).

DISTRIBUTIONS TO PARTICIPANTS

Distributions to participants are recorded when paid. Generally, upon termination or retirement, participants will receive their vested account balance in a single lump sum payment following their termination or retirement date. Benefits to be paid at a future date as elected by terminated or retired participants are as follows:

                                                DECEMBER 31,
                                         1998                 1997
                                     ------------         ------------
INVESTMENT FUND
Vanguard GNMA                        $  4,686,000         $  4,465,000
Vanguard Index                         22,709,000           12,396,000
Vanguard Prime                          6,828,000            7,514,000
Vanguard Wellesley                      7,152,000            5,011,000
Vanguard Windsor                       23,780,000           21,776,000
Vanguard Intl. Growth                   5,992,000            5,179,000
Vanguard U.S. Growth                   10,211,000            4,276,000
Vanguard Int. Corporate Bond              437,000              265,000
Vanguard STFED                          3,240,000            3,453,000
Vanguard LS Income                             --               94,000
Vanguard LS Cons. Growth                  654,000              166,000
Vanguard LS Mod. Growth                 1,384,000              367,000
Vanguard LS Growth                      2,047,000              891,000
Vanguard Small Cap Index                  111,000                   --
SAIC CODA Stock                        92,688,000           36,053,000
Participant Loans                         908,000            2,771,000
                                     ------------         ------------
   Total                             $182,827,000         $104,677,000
                                     ============         ============


These amounts are reflected as liabilities in the Plan's Form 5500.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS


ADMINISTRATIVE EXPENSES OF THE PLAN

All expenses incurred in the administration of the Plan are paid out of Plan assets unless the Company elects to pay such costs. Fees totaling $72,000 and $88,000 were paid or accrued to the Trustee by the Plan during 1998 and 1997, respectively. Other Plan expenses totaling $272,000 and $63,000 were paid or accrued by the Plan during 1998 and 1997, respectively.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 3 - TAX STATUS

The Plan is intended to qualify under Section 401(a) of the Code. In addition, the Deferred Fund of the Plan is intended to be a "Qualified Cash or Deferred Arrangement" under Section 401(k) of the Code. Accordingly, the Plan is not subject to Federal income taxes.

The Plan received a favorable determination letter from the Internal Revenue Service during January 1997 indicating that the Plan and related trust, as amended, are designed in accordance with applicable sections of the Code.


NOTE 4 - PARTY-IN-INTEREST TRANSACTIONS

Transactions involving cash, securities or assets of the Company, the Trustee or other affiliated persons are considered to be party-in-interest transactions under Section 2520.103-10 of the Department of Labor Rules and Regulations for Reporting and Disclosure. The Plan invests in shares of mutual funds managed by an affiliate of VFTC. VFTC acts as trustee for only those investments as defined by the Plan. In addition, the SAIC Common Stock Fund purchases shares of SAIC Class A Common Stock. Transactions in such investments qualify as party-in-interest transactions which are exempt from the prohibited transactions rules.


NOTE 5 - FINANCIAL INFORMATION BY INVESTMENT FUND

Financial information by investment fund as of December 31, 1998 and 1997, and for the years then ended are shown on the following pages.

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS


NOTE 5 - FINANCIAL INFORMATION BY INVESTMENT FUND - CONTINUED

       STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS AT DECEMBER 31, 1998



                                  VANGUARD          VANGUARD        VANGUARD         VANGUARD         VANGUARD         VANGUARD
                                    GNMA             INDEX            PRIME          WELLESLEY         WINDSOR       INT'L GROWTH
                               --------------   --------------   --------------   --------------   --------------   --------------
ASSETS

Investments:
    Mutual funds               $   23,807,000   $  126,895,000   $   42,441,000   $   40,048,000   $  116,900,000   $   29,877,000
    SAIC Common Stock
    Short-term investments
    Participant loans
                               --------------   --------------   --------------   --------------   --------------   --------------

                                   23,807,000      126,895,000       42,441,000       40,048,000      116,900,000       29,877,000
                               --------------   --------------   --------------   --------------   --------------   --------------

Receivables:
    Participant contribution           62,000          444,000          837,000          141,000          343,000          126,000
    Company contribution                                                404,000
                               --------------   --------------   --------------   --------------   --------------   --------------

       Total receivables               62,000          444,000        1,241,000          141,000          343,000          126,000
                               --------------   --------------   --------------   --------------   --------------   --------------

       Total assets                23,869,000      127,339,000       43,682,000       40,189,000      117,243,000       30,003,000
                               --------------   --------------   --------------   --------------   --------------   --------------


LIABILITIES

Accrued Plan expenses
                               --------------   --------------   --------------   --------------   --------------   --------------

Net assets available
    for benefits               $   23,869,000   $  127,339,000   $   43,682,000   $   40,189,000   $  117,243,000   $   30,003,000
                               ==============   ==============   ==============   ==============   ==============   ==============

                                                                                     VANGUARD         VANGUARD
                                  VANGUARD         VANGUARD           VANGUARD        LS CONS.         LS MOD.         VANGUARD
                                 U.S. GROWTH       INT. CORP.          STFED           GROWTH          GROWTH          LS GROWTH
                                --------------   --------------   --------------   --------------   --------------   --------------
ASSETS

Investments:
    Mutual funds                $   58,519,000   $    4,351,000   $   16,910,000   $    4,581,000   $    9,075,000   $   13,044,000
    SAIC Common Stock
    Short-term investments
    Participant loans
                                --------------   --------------   --------------   --------------   --------------   --------------

                                    58,519,000        4,351,000       16,910,000        4,581,000        9,075,000       13,044,000
                                --------------   --------------   --------------   --------------   --------------   --------------

Receivables:
    Participant contribution           268,000           15,000           46,000           26,000           73,000          114,000
    Company contribution
                                --------------   --------------   --------------   --------------   --------------   --------------

       Total receivables               268,000           15,000           46,000           26,000           73,000          114,000
                                --------------   --------------   --------------   --------------   --------------   --------------

       Total assets                 58,787,000        4,366,000       16,956,000        4,607,000        9,148,000       13,158,000
                                --------------   --------------   --------------   --------------   --------------   --------------


LIABILITIES

Accrued Plan expenses
                                --------------   --------------   --------------   --------------   --------------   --------------

Net assets available
    for benefits                $   58,787,000   $    4,366,000   $   16,956,000   $    4,607,000   $    9,148,000   $   13,158,000
                                ==============   ==============   ==============   ==============   ==============   ==============

                                  VANGUARD            SAIC                           VANGUARD
                                    SMALL            COMMON        PARTICIPANT        RETAIL
                                  CAP INDEX           STOCK            LOANS          ACCOUNT            TOTAL
                                --------------   --------------   --------------   --------------   --------------
ASSETS

Investments:
    Mutual funds                $    2,251,000                                                      $  488,699,000
    SAIC Common Stock                            $  512,183,000                                        512,183,000
    Short-term investments                              170,000                                            170,000
    Participant loans                                             $   24,581,000                        24,581,000
                                --------------   --------------   --------------   --------------   --------------

                                     2,251,000      512,353,000       24,581,000                     1,025,633,000
                                --------------   --------------   --------------   --------------   --------------

Receivables:
    Participant contribution            16,000                                                           2,511,000
    Company contribution                                                           $       28,000          432,000
                                --------------   --------------   --------------   --------------   --------------

       Total receivables                16,000                                             28,000        2,943,000
                                --------------   --------------   --------------   --------------   --------------

       Total assets                  2,267,000      512,353,000       24,581,000           28,000    1,028,576,000
                                --------------   --------------   --------------   --------------   --------------


LIABILITIES

Accrued Plan expenses                                                                      28,000           28,000
                                --------------   --------------   --------------   --------------   --------------

Net assets available
    for benefits                $    2,267,000   $  512,353,000   $   24,581,000   $           --   $1,028,548,000
                                ==============   ==============   ==============   ==============   ==============

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

NOTES TO FINANCIAL STATEMENTS

NOTE 5 - FINANCIAL INFORMATION BY INVESTMENT FUND - CONTINUED


       STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS AT DECEMBER 31, 1997



                                  VANGUARD      VANGUARD       VANGUARD       VANGUARD       VANGUARD        VANGUARD
                                   GNMA         INDEX 500        PRIME        WELLESLEY       WINDSOR      INT'L GROWTH
                                ------------   ------------   ------------   ------------   ------------   ------------
ASSETS

Investments:
    Mutual funds                $ 22,141,000   $ 90,256,000   $ 37,244,000   $ 33,775,000   $134,811,000   $ 28,870,000
    SAIC Common Stock
    Short-term investments
    Participant loans
                                ------------   ------------   ------------   ------------   ------------   ------------

                                  22,141,000     90,256,000     37,244,000     33,775,000    134,811,000     28,870,000
                                ------------   ------------   ------------   ------------   ------------   ------------

Receivables:
    Participant contributions         81,000        446,000        730,000        165,000        521,000        182,000
    Company contributions                                        1,305,000
    Interest income
                                ------------   ------------   ------------   ------------   ------------   ------------

                                      81,000        446,000      2,035,000        165,000        521,000        182,000
                                ------------   ------------   ------------   ------------   ------------   ------------

       Total assets               22,222,000     90,702,000     39,279,000     33,940,000    135,332,000     29,052,000
                                ------------   ------------   ------------   ------------   ------------   ------------


LIABILITIES

Accrued Plan expenses
                                ------------   ------------   ------------   ------------   ------------   ------------

Net assets available
    for benefits                $ 22,222,000   $ 90,702,000   $ 39,279,000   $ 33,940,000   $135,332,000   $ 29,052,000
                                ============   ============   ============   ============   ============   ============

                                                                                               VANGUARD      VANGUARD
                                  VANGUARD       VANGUARD       VANGUARD       VANGUARD        LS CONS.        LS MOD.
                                 U.S. GROWTH    INT. CORP.        STFED        LS INCOME        GROWTH         GROWTH
                                 ------------   ------------   ------------   ------------   ------------   ------------
ASSETS

Investments:
    Mutual funds                 $ 30,388,000   $  2,471,000   $ 15,450,000   $    676,000   $  2,615,000   $  5,675,000
    SAIC Common Stock
    Short-term investments
    Participant loans
                                 ------------   ------------   ------------   ------------   ------------   ------------

                                   30,388,000      2,471,000     15,450,000        676,000      2,615,000      5,675,000
                                 ------------   ------------   ------------   ------------   ------------   ------------

Receivables:
    Participant contributions         217,000         14,000         62,000                        21,000         60,000
    Company contributions
    Interest income
                                 ------------   ------------   ------------   ------------   ------------   ------------

                                      217,000         14,000         62,000                        21,000         60,000
                                 ------------   ------------   ------------   ------------   ------------   ------------

       Total assets                30,605,000      2,485,000     15,512,000        676,000      2,636,000      5,735,000
                                 ------------   ------------   ------------   ------------   ------------   ------------


LIABILITIES

Accrued Plan expenses
                                 ------------   ------------   ------------   ------------   ------------   ------------

Net assets available
    for benefits                 $ 30,605,000   $  2,485,000   $ 15,512,000   $    676,000   $  2,636,000   $  5,735,000
                                 ============   ============   ============   ============   ============   ============


                                  VANGUARD      SAIC COMMON    PARTICIPANT    STATE STREET
                                  LS GROWTH        STOCK          LOANS           STIF           TOTAL
                                 ------------   ------------   ------------   ------------   ------------
ASSETS

Investments:
    Mutual funds                 $  8,347,000   $    177,000                                 $412,896,000
    SAIC Common Stock                            264,309,000                                  264,309,000
    Short-term investments                                                    $    296,000        296,000
    Participant loans                                          $ 21,569,000                    21,569,000
                                 ------------   ------------   ------------   ------------   ------------

                                    8,347,000    264,486,000     21,569,000        296,000    699,070,000
                                 ------------   ------------   ------------   ------------   ------------

Receivables:
    Participant contributions         100,000                                                   2,599,000
    Company contributions                                                           57,000      1,362,000
    Interest income
                                 ------------   ------------   ------------   ------------   ------------

                                      100,000                                       57,000      3,961,000
                                 ------------   ------------   ------------   ------------   ------------

       Total assets                 8,447,000    264,486,000     21,569,000        353,000    703,031,000
                                 ------------   ------------   ------------   ------------   ------------


LIABILITIES

Accrued Plan expenses                                                               88,000         88,000
                                 ------------   ------------   ------------   ------------   ------------

Net assets available
    for benefits                 $  8,447,000   $264,486,000   $ 21,569,000   $    265,000   $702,943,000
                                 ============   ============   ============   ============   ============

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT
NOTES TO FINANCIAL STATEMENTS

NOTE 5 - FINANCIAL INFORMATION BY INVESTMENT FUND - CONTINUED

                  STATEMENT OF CHANGES IN NET ASSETS AVAILABLE
               FOR BENEFITS FOR THE YEAR ENDED DECEMBER 31, 1998


                                          Vanguard          Vanguard          Vanguard          Vanguard         Vanguard
                                            GNMA            Index 500           Prime           Wellesley         Windsor
                                       --------------    --------------    --------------    --------------    --------------

Additions to net assets
   Investment income:
       Mutual funds:
          Dividends and interest      $    1,491,000     $   1,874,000     $   1,696,000     $   3,690,000     $  10,324,000
          Realized gain (loss)               134,000         7,235,000           165,000           770,000         3,882,000
          Unrealized (depreciation)
             appreciation                   (101,000)       17,992,000             9,000          (411,000)      (12,174,000)
       SAIC Common Stock:
          Realized gain
          Unrealized appreciation
       Interest
   Participant contributions               2,463,000        16,831,000        23,306,000         5,154,000        14,599,000
   Company contributions                                                      14,685,000
                                      --------------    --------------    --------------    --------------    --------------

                Total additions            3,987,000        43,932,000        39,861,000         9,203,000        16,631,000
                                      --------------    --------------    --------------    --------------    --------------

Deductions from net assets
   Distributions to participants           1,563,000         4,722,000         2,528,000         1,850,000         5,688,000
   Plan expenses
                                      --------------    --------------    --------------    --------------    --------------

                Total deductions           1,563,000         4,722,000         2,528,000         1,850,000         5,688,000
                                      --------------    --------------    --------------    --------------    --------------

Net increase (decrease) prior to
  exchanges                                2,424,000        39,210,000        37,333,000         7,353,000        10,943,000
Exchanges                                   (777,000)       (2,573,000)      (32,930,000)       (1,104,000)      (29,032,000)
                                      --------------    --------------    --------------    --------------    --------------
Net increase (decrease)                    1,647,000        36,637,000         4,403,000         6,249,000       (18,089,000)

Net assets available for benefits

   Beginning of year                      22,222,000        90,702,000        39,279,000        33,940,000       135,332,000
                                      --------------    --------------    --------------    --------------    --------------

   End of year                        $   23,869,000    $  127,339,000    $   43,682,000    $   40,189,000    $  117,243,000
                                      ==============    ==============    ==============    ==============    ==============


                                            Vanguard          Vanguard          Vanguard         Vanguard          Vanguard
                                           Int'l Growth      U.S. Growth       Int. Corp.         STFED            LS Income
                                          --------------    --------------   --------------   --------------     -------------

Additions to net assets
   Investment income:
       Mutual funds:
          Dividends and interest          $     587,000     $   3,566,000    $     226,000    $     888,000     $      37,000
          Realized gain (loss)                1,405,000         1,901,000           11,000           19,000            65,000
          Unrealized (depreciation)
             appreciation                     2,739,000         8,845,000            6,000          174,000           (25,000)
       SAIC Common Stock:
          Realized gain
          Unrealized appreciation
       Interest
   Participant contributions                  4,729,000         9,108,000          594,000        1,762,000
   Company contributions
                                         --------------    --------------   --------------   --------------     -------------

                Total additions               9,460,000        23,420,000          837,000        2,843,000            77,000
                                         --------------    --------------   --------------   --------------     -------------

Deductions from net assets
   Distributions to participants              1,411,000         1,707,000          243,000        1,116,000            18,000
   Plan expenses
                                         --------------    --------------   --------------   --------------     -------------

                Total deductions              1,411,000         1,707,000          243,000        1,116,000            18,000
                                         --------------    --------------   --------------   --------------     -------------

Net increase (decrease) prior to
  exchanges                                   8,049,000        21,713,000          594,000        1,727,000            59,000
Exchanges                                    (7,098,000)        6,469,000        1,287,000         (283,000)         (735,000)
                                         --------------    --------------   --------------   --------------     -------------
Net increase (decrease)                         951,000        28,182,000        1,881,000        1,444,000          (676,000)

Net assets available for benefits

   Beginning of year                         29,052,000        30,605,000        2,485,000       15,512,000           676,000
                                         --------------    --------------   --------------   --------------     -------------

   End of year                           $   30,003,000    $   58,787,000   $    4,366,000   $   16,956,000     $           -
                                         ==============    ==============   ==============   ==============     =============

                                               Vanguard         Vanguard                             Vanguard
                                               LS Cons.          LS Mod.          Vanguard            Small          SAIC Common
                                                Growth           Growth           LS Growth         Cap Index          Stock
                                             --------------   --------------    --------------    --------------    --------------

Additions to net assets
   Investment income:
       Mutual funds:
          Dividends and interest             $     220,000    $     372,000    $      439,000    $       163,000
          Realized gain (loss)                      85,000          209,000           518,000           (26,000)
          Unrealized (depreciation)
             appreciation                          250,000          687,000         1,130,000          (145,000)
       SAIC Common Stock:
          Realized gain
          Unrealized appreciation                                                                                  $  194,389,000
       Interest
   Participant contributions                     1,094,000        2,859,000         4,153,000           623,000         6,130,000
   Company contributions
                                            --------------   --------------    --------------    --------------    --------------

                Total additions                  1,649,000        4,127,000         6,240,000           615,000       200,519,000
                                            --------------   --------------    --------------    --------------    --------------

Deductions from net assets
   Distributions to participants                   220,000          296,000           897,000             9,000        15,285,000
   Plan expenses
                                            --------------   --------------    --------------    --------------    --------------

                Total deductions                   220,000          296,000           897,000             9,000        15,285,000
                                            --------------   --------------    --------------    --------------    --------------

Net increase (decrease) prior to
  exchanges                                      1,429,000        3,831,000         5,343,000           606,000       185,234,000
Exchanges                                          542,000         (418,000)         (632,000)        1,661,000        62,633,000
                                            --------------   --------------    --------------    --------------    --------------
Net increase (decrease)                          1,971,000        3,413,000         4,711,000         2,267,000       247,867,000

Net assets available for benefits

   Beginning of year                             2,636,000        5,735,000         8,447,000                         264,486,000
                                            --------------   --------------    --------------    --------------    --------------

   End of year                              $    4,607,000   $    9,148,000    $   13,158,000    $    2,267,000    $  512,353,000
                                            ==============   ==============    ==============    ==============    ==============

                                                                 Vanguard
                                              Participant         Retail           State Street
                                                 Loans            Account              STIF             Total
                                             --------------      -----------       ------------    --------------

Additions to net assets
   Investment income:
       Mutual funds:
          Dividends and interest                                                                  $   25,573,000
          Realized gain (loss)                                                                        16,373,000
          Unrealized (depreciation)
             appreciation                                                                             18,976,000
       SAIC Common Stock:
          Realized gain
          Unrealized appreciation                                                                    194,389,000
       Interest                             $    1,613,000      $     1,000                            1,614,000
   Participant contributions                                                                          93,405,000
   Company contributions                                             98,000                           14,783,000
                                            --------------      -----------       ------------    --------------

                Total additions                  1,613,000           99,000                          365,113,000
                                            --------------      -----------       ------------    --------------

Deductions from net assets
   Distributions to participants                 1,591,000                                            39,144,000
   Plan expenses                                                    116,000       $    248,000           364,000
                                            --------------      -----------       ------------    --------------

                Total deductions                 1,591,000          116,000            248,000        39,508,000
                                            --------------      -----------       ------------    --------------

Net increase (decrease) prior to
  exchanges                                         22,000          (17,000)          (248,000)      325,605,000
Exchanges                                        2,990,000           17,000            (17,000)
                                            --------------      -----------       ------------    --------------
Net increase (decrease)                          3,012,000                            (265,000)      325,605,000

Net assets available for benefits

   Beginning of year                            21,569,000                             265,000       702,943,000
                                            --------------      -----------       ------------    --------------

   End of year                              $   24,581,000      $         -       $          -    $1,028,548,000
                                            ==============      ===========       ============    ==============

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT
NOTES TO FINANCIAL STATEMENTS

NOTE 5 - FINANCIAL INFORMATION BY INVESTMENT FUND - CONTINUED

                STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR
                 BENEFITS FOR THE YEAR ENDED DECEMBER 31, 1997


                                        VANGUARD          VANGUARD       VANGUARD         VANGUARD         VANGUARD
                                          GNMA           INDEX 500        PRIME           WELLESLEY         WINDSOR
                                      -------------    -------------   -------------    -------------    -------------
Additions to net assets
   Investment income:
       Mutual funds:
          Dividends and interest      $   1,436,000    $   1,830,000   $   1,683,000    $   3,671,000    $  21,478,000
          Realized gain (loss)               55,000        3,310,000         102,000          468,000        2,702,000
          Unrealized (depreciation)
             appreciation                   374,000       15,705,000          18,000        1,321,000       (1,003,000)
       SAIC Common Stock:
          Realized gain
          Unrealized appreciation
       Interest
   Participant contributions              2,089,000       10,260,000      16,445,000        4,081,000       12,698,000
   Company contributions                                                  15,139,000
                                      -------------    -------------   -------------    -------------    -------------

                Total additions           3,954,000       31,105,000      33,387,000        9,541,000       35,875,000
                                      -------------    -------------   -------------    -------------    -------------

Deductions from net assets
   Distributions to participants          1,073,000        3,660,000       3,143,000        1,485,000        5,793,000
   Plan expenses
                                      -------------    -------------   -------------    -------------    -------------

                Total deductions          1,073,000        3,660,000       3,143,000        1,485,000        5,793,000
                                      -------------    -------------   -------------    -------------    -------------

Net increase prior to exchanges           2,881,000       27,445,000      30,244,000        8,056,000       30,082,000
Exchanges                                  (279,000)       4,416,000     (22,329,000)        (254,000)       3,031,000
                                      -------------    -------------   -------------    -------------    -------------

Net increase (decrease)                   2,602,000       31,861,000       7,915,000        7,802,000       33,113,000

Net assets available for benefits

   Beginning of year                     19,620,000       58,841,000      31,364,000       26,138,000      102,219,000
                                      -------------    -------------   -------------    -------------    -------------

   End of year                        $  22,222,000    $  90,702,000   $  39,279,000    $  33,940,000    $ 135,332,000
                                      =============    =============   =============    =============    =============



                                       VANGUARD         VANGUARD        VANGUARD        VANGUARD          VANGUARD
                                     INT'L GROWTH      U.S. GROWTH      INT. CORP.       STFED            LS INCOME
                                     -------------    -------------   -------------   -------------    -------------
Additions to net assets
   Investment income:
       Mutual funds:
          Dividends and interest     $   1,234,000    $   1,173,000   $     119,000   $     903,000    $      43,000
          Realized gain (loss)             866,000          980,000           3,000         (14,000)          26,000
          Unrealized (depreciation)
             appreciation               (1,212,000)       3,364,000          35,000          45,000           29,000
       SAIC Common Stock:
          Realized gain
          Unrealized appreciation
       Interest
   Participant contributions             4,702,000        5,037,000         326,000       1,629,000          141,000
   Company contributions
                                     -------------    -------------   -------------   -------------    -------------

                Total additions          5,590,000       10,554,000         483,000       2,563,000          239,000
                                     -------------    -------------   -------------   -------------    -------------

Deductions from net assets
   Distributions to participants         1,730,000        1,291,000         106,000         798,000          164,000
   Plan expenses
                                     -------------    -------------   -------------   -------------    -------------

                Total deductions         1,730,000        1,291,000         106,000         798,000          164,000
                                     -------------    -------------   -------------   -------------    -------------

Net increase prior to exchanges          3,860,000        9,263,000         377,000       1,765,000           75,000
Exchanges                                   22,000        1,784,000         570,000        (747,000)         146,000
                                     -------------    -------------   -------------   -------------    -------------

Net increase (decrease)                  3,882,000       11,047,000         947,000       1,018,000          221,000

Net assets available for benefits

   Beginning of year                    25,170,000       19,558,000       1,538,000      14,494,000          455,000
                                     -------------    -------------   -------------   -------------    -------------

   End of year                       $  29,052,000    $  30,605,000   $   2,485,000   $  15,512,000    $     676,000
                                     =============    =============   =============   =============    =============


                                          VANGUARD       VANGUARD
                                          LS CONS.        LS MOD.        VANGUARD       SAIC COMMON     PARTICIPANT
                                           GROWTH         GROWTH         LS GROWTH         STOCK           LOANS
                                       -------------   -------------   -------------   -------------   -------------
Additions to net assets
   Investment income:
       Mutual funds:
          Dividends and interest       $     128,000   $     252,000   $     328,000   $      71,000
          Realized gain (loss)                34,000          66,000         128,000
          Unrealized (depreciation)
             appreciation                    136,000         415,000         703,000
       SAIC Common Stock:
          Realized gain
          Unrealized appreciation                                                         87,106,000
       Interest                                                                                        $   1,347,000
   Participant contributions                 427,000       1,225,000       2,135,000         497,000         183,000
   Company contributions
                                       -------------   -------------   -------------   -------------   -------------

                Total additions              725,000       1,958,000       3,294,000      87,674,000       1,530,000
                                       -------------   -------------   -------------   -------------   -------------

Deductions from net assets
   Distributions to participants             217,000         434,000         339,000      10,419,000         719,000
   Plan expenses
                                       -------------   -------------   -------------   -------------   -------------

                Total deductions             217,000         434,000         339,000      10,419,000         719,000
                                       -------------   -------------   -------------   -------------   -------------

Net increase prior to exchanges              508,000       1,524,000       2,955,000      77,255,000         811,000
Exchanges                                    931,000       1,827,000       1,546,000      23,262,000       3,758,000
                                       -------------   -------------   -------------   -------------   -------------

Net increase (decrease)                    1,439,000       3,351,000       4,501,000     100,517,000       4,569,000

Net assets available for benefits

   Beginning of year                       1,197,000       2,384,000       3,946,000     163,969,000      17,000,000
                                       -------------   -------------   -------------   -------------   -------------

   End of year                         $   2,636,000   $   5,735,000   $   8,447,000   $ 264,486,000   $  21,569,000
                                       =============   =============   =============   =============   =============




                                         STATE STREET
                                             STIF            TOTAL
                                         -------------    -------------
Additions to net assets
   Investment income:
       Mutual funds:
          Dividends and interest                          $  34,349,000
          Realized gain (loss)                                8,726,000
          Unrealized (depreciation)
             appreciation                                    19,930,000
       SAIC Common Stock:
          Realized gain
          Unrealized appreciation                            87,106,000
       Interest                          $      58,000        1,405,000
   Participant contributions                15,552,000       77,427,000
   Company contributions                        29,000       15,168,000
                                         -------------    -------------

                Total additions             15,639,000      244,111,000
                                         -------------    -------------

Deductions from net assets
   Distributions to participants                             31,371,000
   Plan expenses                               151,000          151,000
                                         -------------    -------------

                Total deductions               151,000       31,522,000
                                         -------------    -------------

Net increase prior to exchanges             15,488,000      212,589,000
Exchanges                                  (17,684,000)
                                         -------------    -------------

Net increase (decrease)                     (2,196,000)     212,589,000

Net assets available for benefits

   Beginning of year                         2,461,000      490,354,000
                                         -------------    -------------

   End of year                           $     265,000    $ 702,943,000
                                         =============    =============

                                                          ADDITIONAL INFORMATION
                                                                      SCHEDULE I

SCIENCE APPLICATION INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

ITEM 27a FORM 5500 - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES AT DECEMBER 31, 1998



                                                 DESCRIPTION OF                    SHARES         COST OF         CURRENT
IDENTITY OF ISSUE                                   INVESTMENT                     OR UNITS        ASSET           VALUE

Mutual funds:
      The Vanguard Group of
           Investment Companies *
                                        Vanguard Fixed Income
                                            Securities Fund -
                                            GNMA Portfolio                         2,278,000     $23,239,000      $ 23,807,000

                                        Vanguard Index Trust -
                                            500 Portfolio                          1,114,000      76,062,000       126,895,000

                                        Vanguard Money Market Reserves-
                                            Prime Portfolio                       42,611,000      42,611,000        42,611,000

                                        Vanguard/Wellesley
                                            Income Fund                            1,811,000      37,458,000        40,048,000

                                        Vanguard/Windsor Fund                      7,508,000     116,646,000       116,900,000

                                        Vanguard Int'l Growth Portfolio            1,592,000      24,980,000        29,877,000

                                        Vanguard U.S. Growth Portfolio             1,561,000      44,231,000        58,519,000

                                        Vanguard Int. Term Corporate
                                            Bond Portfolio                           434,000       4,315,000         4,351,000

                                        Vanguard Fixed Income
                                            Securities Fund -
                                            Short-Term Federal
                                            Portfolio                              1,648,000      16,744,000        16,910,000

                                        Vanguard LIFEStrategy
                                            Conservative Growth
                                            Fund                                     311,000       4,176,000         4,581,000

                                        Vanguard LIFEStrategy
                                            Moderate Growth Fund                     538,000       7,894,000         9,075,000

                                        Vanguard LIFEStrategy
                                            Growth Fund                              694,000      11,009,000        13,044,000

                                        Vanguard Small Cap Index Fund                106,000       2,396,000         2,251,000
                                                                                                ------------    --------------

                                                                                                 411,761,000       488,869,000

Common Stock:
      SAIC*                             Class A                                    8,700,000     317,810,000       512,183,000

Participant Loans                       Due Jan. 1999 to Dec. 2023; 6% - 10.5%                                      24,581,000
                                                                                                ------------    --------------

                                                                                                $729,571,000    $1,025,633,000
                                                                                                ============    ==============


*    Represents a party-in-interest.

                                                          ADDITIONAL INFORMATION
                                                                     SCHEDULE II
SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

ITEM 27b FORM 5500 - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS AT DECEMBER 31, 1998



                                                AMOUNT RECEIVED                 DETAILED DESCRIPTION OF LOSS INCLUDING DATES OF MAK-
                                   ORIGINAL  DURING REPORTING YEAR   UNPAID     ING AND MATURITY, INTEREST RATE, THE TYPE AND VALUE
                                   AMOUNT    ---------------------  BALANCE AT  OF COLLATERAL, ANY REGURGITATION OF THE LOAN AND THE
IDENTITY AND ADDRESS OF OBLIGOR    OF LOAN   PRINCIPAL   INTEREST  END OF YEAR  TERMS OF THE RENEGOTIATION AND OTHER MATERIAL ITEMS

Steven J. Adamus                   $ 4,000         -          -         $ 8      Loan date: 12/13/96; Maturity date: 12/4/98;
      8440 Rumex Lane                                                            Interest rate: 8%; Collateral: Vested Balance
      San Diego, CA 92129

Thomas I. Ahart                      $ 500         -          -       $ 500      Loan date: 6/12/98; Maturity date: 8/28/98;
      12385 Copenhagen Ct.                                                       Interest rate: 7%; Collateral: Vested Balance
      Reston, VA 20191

Medhat T. Azzazy                  $ 11,000     $ 265        $ 1       $ 208      Loan date: 8/26/94; Maturity date: 8/15/97;
      32292 Ridgeway Ave.                                                        Interest rate: 8%; Collateral: Vested Balance
      Laguna Niguel, CA 92677

Medhat T. Azzazy                   $ 6,000     $ 157       $ 15     $ 2,380      Loan date: 9/22/95; Maturity date: 9/11/98;
      32292 Ridgeway Ave.                                                        Interest rate: 8%; Collateral: Vested Balance
      Laguna Niguel, CA 92677

Delores J. Bolweg                  $ 1,050         -          -       $ 677      Loan date: 1/24/97; Maturity date: 7/3/98;
      P.O. Box 2964                                                              Interest rate: 8%; Collateral: Vested Balance
      Reston, VA 20195

Timothy B. Bougan                  $ 6,000     $ 761       $ 22       $ 354      Loan date: 8/26/94; Maturity date: 8/14/98;
      4027 Mary Louise Dr.                                                       Interest rate: 8%; Collateral: Vested Balance
      Panama City, FL 32405

Lorilee Brownell                   $ 5,632         -          -     $ 1,047      Loan date: 4/21/96; Maturity date: 4/10/98;
      P.O. Box 200 A-1400                                                        Interest rate: 9%; Collateral: Vested Balance
      Vienna



                                                   AMOUNT OVERDUE*
                                             -------------------------
IDENTITY AND ADDRESS OF OBLIGOR              PRINCIPAL        INTEREST

Steven J. Adamus                              $ 8                -
      8440 Rumex Lane
      San Diego, CA 92129

Thomas I. Ahart                             $ 500                -
      12385 Copenhagen Ct.
      Reston, VA 20191

Medhat T. Azzazy                            $ 208                -
      32292 Ridgeway Ave.
      Laguna Niguel, CA 92677

Medhat T. Azzazy                          $ 2,380                -
      32292 Ridgeway Ave.
      Laguna Niguel, CA 92677

Delores J. Bolweg                           $ 677                -
      P.O. Box 2964
      Reston, VA 20195

Timothy B. Bougan                           $ 354                -
      4027 Mary Louise Dr.
      Panama City, FL 32405

Lorilee Brownell                          $ 1,047                -
      P.O. Box 200 A-1400
      Vienna

                                                          ADDITIONAL INFORMATION
                                                                     SCHEDULE II

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

ITEM 27b FORM 5500 - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS AT DECEMBER 31, 1998



                                                AMOUNT RECEIVED                 DETAILED DESCRIPTION OF LOSS INCLUDING DATES OF MAK-
                                   ORIGINAL  DURING REPORTING YEAR   UNPAID     ING AND MATURITY, INTEREST RATE, THE TYPE AND VALUE
                                   AMOUNT    ---------------------  BALANCE AT  OF COLLATERAL, ANY REGURGITATION OF THE LOAN AND THE
IDENTITY AND ADDRESS OF OBLIGOR    OF LOAN   PRINCIPAL   INTEREST  END OF YEAR  TERMS OF THE RENEGOTIATION AND OTHER MATERIAL ITEMS

Lorilee Brownell                   $ 6,000         -          -     $ 2,888      Loan date: 9/20/96; Maturity date: 9/11/98;
      P.O. Box 200 A-1400                                                        Interest rate: 8%; Collateral: Vested Balance
      Vienna

Rhonda R. Callander                $ 1,233     $ 132        $ 5       $ 107      Loan date: 10/22/93; Maturity date: 8/14/98;
      1029 Lake Colony Ln.                                                       Interest rate: 8%; Collateral: Vested Balance
      Vestiva Hills, AL 35242

Rhonda R. Callander                $ 5,582     $ 361        $ 5       $ 369      Loan date: 8/26/94; Maturity date: 10/09/98;
      1029 Lake Colony Ln.                                                       Interest rate: 9%; Collateral: Vested Balance
      Vestiva Hills, AL 35242

Donna D. Crull                       $ 630     $ 159        $ 3       $ 129      Loan date: 5/02/97; Maturity date: 1/30/98;
      103 Windy Cove Apt H                                                       Interest rate: 8%; Collateral: Vested Balance
      Hampton, VA 23666

Christine Dunham                   $ 2,000     $ 618       $ 23       $ 454      Loan date: 6/27/97; Maturity date: 6/19/98;
      723 Walker St.                                                             Interest rate: 8%; Collateral: Vested Balance
      Aberdeen, MD 21001

Lisa M. Frank                        $ 850     $ 528       $ 17        $ 68      Loan date: 9/05/97; Maturity date: 8/28/98;
      13545 Highland Mews Place                                                  Interest rate: 8%; Collateral: Vested Balance
      Herndon, VA 20171

Susan C. Haverland                 $ 6,600    $1,578       $ 66     $ 1,073      Loan date: 9/20/96; Maturity date: 9/11/98;
      1380 Pepper Villa Dr.                                                      Interest rate: 7%; Collateral: Vested Balance
      El Cajon, CA 92021



                                                AMOUNT OVERDUE*
                                          -------------------------
IDENTITY AND ADDRESS OF OBLIGOR           PRINCIPAL        INTEREST

Lorilee Brownell                       $ 2,888                -
      P.O. Box 200 A-1400
      Vienna

Rhonda R. Callander                      $ 107                -
      1029 Lake Colony Ln.
      Vestiva Hills, AL 35242

Rhonda R. Callander                      $ 369                -
      1029 Lake Colony Ln.
      Vestiva Hills, AL 35242

Donna D. Crull                           $ 129                -
      103 Windy Cove Apt H
      Hampton, VA 23666

Christine Dunham                         $ 454                -
      723 Walker St.
      Aberdeen, MD 21001

Lisa M. Frank                             $ 68                -
      13545 Highland Mews Place
      Herndon, VA 20171

Susan C. Haverland                     $ 1,073                -
      1380 Pepper Villa Dr.
      El Cajon, CA 92021

                                                          ADDITIONAL INFORMATION
                                                                     SCHEDULE II

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

ITEM 27b FORM 5500 - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS AT DECEMBER 31, 1998



                                                AMOUNT RECEIVED                 DETAILED DESCRIPTION OF LOSS INCLUDING DATES OF MAK-
                                   ORIGINAL  DURING REPORTING YEAR   UNPAID     ING AND MATURITY, INTEREST RATE, THE TYPE AND VALUE
                                   AMOUNT    ---------------------  BALANCE AT  OF COLLATERAL, ANY REGURGITATION OF THE LOAN AND THE
IDENTITY AND ADDRESS OF OBLIGOR    OF LOAN   PRINCIPAL   INTEREST  END OF YEAR  TERMS OF THE RENEGOTIATION AND OTHER MATERIAL ITEMS

Carl Levine                        $10,774         -          -     $ 6,690      Loan date: 6/25/93; Maturity date: 6/03/98;
      1501 E. Grand Ave. #3405                                                   Interest rate: 6%; Collateral: Vested Balance
      Escondido, CA 92027

Carl Levine                        $13,974         -          -    $ 13,364      Loan date:6/14/93 ; Maturity date:6/3/98 ;
      1501 E. Grand Ave. #3405                                                   Interest rate: 10%; Collateral: Vested Balance
      Escondido, CA 92027

Dana A. Madalon                    $ 6,000   $ 1,071       $ 56       $ 527      Loan date: 8/27/93; Maturity date: 8/14/98;
      1614 32nd St. N.W.                                                         Interest rate: 6%; Collateral: Vested Balance
      Washington D.C. 20007

Barbara McGann                     $ 8,000         -          -       $ 273      Loan date: 10/03/97; Maturity date: 9/25/98;
      1995 St. James Rd.                                                         Interest rate: 8%; Collateral: Vested Balance
      Marriotsville, MD 21104

Sandra A. Oravec                   $ 9,724    $1,526       $ 51       $ 495      Loan date: 11/26/93; Maturity date: 11/20/98;
      6201 North 18th St.                                                        Interest rate: 6%; Collateral: Vested Balance
      Arlington, VA 22205

Noble E. Oxford                    $15,000         -          -     $ 6,050      Loan date: 6/25/93; Maturity date: 6/20/97;
      508 Kountze Mem. Dr.                                                       Interest rate: 6%; Collateral: Vested Balance
      Bellevue, NE 68005

Noble E. Oxford                    $ 3,000         -          -     $ 1,742      Loan date: 8/26/94; Maturity date: 8/15/97;
      508 Kountze Mem. Dr.                                                       Interest rate: 8%; Collateral: Vested Balance
      Bellevue, NE 68005



                                               AMOUNT OVERDUE*
                                         -------------------------
IDENTITY AND ADDRESS OF OBLIGOR          PRINCIPAL        INTEREST

Carl Levine                           $ 6,690                -
      1501 E. Grand Ave. #3405
      Escondido, CA 92027

Carl Levine                          $ 13,364                -
      1501 E. Grand Ave. #3405
      Escondido, CA 92027

Dana A. Madalon                         $ 527                -
      1614 32nd St. N.W.
      Washington D.C. 20007

Barbara McGann                          $ 273                -
      1995 St. James Rd.
      Marriotsville, MD 21104

Sandra A. Oravec                        $ 495                -
      6201 North 18th St.
      Arlington, VA 22205

Noble E. Oxford                       $ 6,050                -
      508 Kountze Mem. Dr.
      Bellevue, NE 68005

Noble E. Oxford                       $ 1,742                -
      508 Kountze Mem. Dr.
      Bellevue, NE 68005

                                                          ADDITIONAL INFORMATION
                                                                     SCHEDULE II

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

ITEM 27b FORM 5500 - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS AT DECEMBER 31, 1998


                                                AMOUNT RECEIVED                 DETAILED DESCRIPTION OF LOSS INCLUDING DATES OF MAK-
                                   ORIGINAL  DURING REPORTING YEAR   UNPAID     ING AND MATURITY, INTEREST RATE, THE TYPE AND VALUE
                                   AMOUNT    ---------------------  BALANCE AT  OF COLLATERAL, ANY REGURGITATION OF THE LOAN AND THE
IDENTITY AND ADDRESS OF OBLIGOR    OF LOAN   PRINCIPAL   INTEREST  END OF YEAR  TERMS OF THE RENEGOTIATION AND OTHER MATERIAL ITEMS

John Reed                         $ 20,500      $ 81      $ 377    $ 19,670      Loan date: 3/20/98; Maturity date: 2/10/23;
      3832 Larchwood Drive                                                       Interest rate: 7%; Collateral: Vested Balance
      Virginia Beach, VA 23456

Sharon G. Roberts                  $ 2,215         -          -     $ 1,110      Loan date: 7/21/95; Maturity date: 8/18/95;
      27403 Carl Drive                                                           Interest rate: 8%; Collateral: Vested Balance
      Harvest, AL 35749

Christina M. Sargent               $ 2,020     $ 729       $ 84       $ 125      Loan date: 2/21/98; Maturity date: 9/11/98;
      11208 Chestnut Grove #312                                                  Interest rate: 8%; Collateral: Vested Balance
      Reston, VA 20190

Brian E. Shapleigh                 $ 4,300     $ 136          -        $ 48      Loan date: 4/19/96; Maturity date: 4/10/98;
      10208 Rodgers Road                                                         Interest rate: 7%; Collateral: Vested Balance
      Fairfax, VA 22030

Jon C. Shotwell                    $ 6,004    $1,242       $ 58       $ 936      Loan date: 10/27/95; Maturity date: 10/23/98;
      9533 Mandeville Rd.                                                        Interest rate: 8%; Collateral: Vested Balance
      Santee, CA 92071

John Skinner                      $ 25,000   $ 7,500          -    $ 17,353      Loan date: 2/21/97; Maturity date: 1/14/22;
      1272 Old Highway                                                           Interest rate: 8%; Collateral: Vested Balance
      98 Unit 701
      Destin, FL 32541-7024

Marian L. Terry                    $ 5,759         -          -     $ 4,643      Loan date: 5/27/94; Maturity date: 3/15/96;
      8017 Jade Coast Road                                                       Interest rate: 7%; Collateral: Vested Balance
      San Diego, CA 92126



                                                  AMOUNT OVERDUE*
                                            -------------------------
IDENTITY AND ADDRESS OF OBLIGOR             PRINCIPAL        INTEREST

John Reed                               $ 19,670                -
      3832 Larchwood Drive
      Virginia Beach, VA 23456

Sharon G. Roberts                        $ 1,110                -
      27403 Carl Drive
      Harvest, AL 35749

Christina M. Sargent                       $ 125                -
      11208 Chestnut Grove #312
      Reston, VA 20190

Brian E. Shapleigh                          $ 48                -
      10208 Rodgers Road
      Fairfax, VA 22030

Jon C. Shotwell                            $ 936                -
      9533 Mandeville Rd.
      Santee, CA 92071

John Skinner                            $ 17,353                -
      1272 Old Highway
      98 Unit 701
      Destin, FL 32541-7024

Marian L. Terry                          $ 4,643                -
      8017 Jade Coast Road
      San Diego, CA 92126

                                                          ADDITIONAL INFORMATION
                                                                     SCHEDULE II

SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

ITEM 27b FORM 5500 - SCHEDULE OF LOANS OR FIXED INCOME OBLIGATIONS AT DECEMBER 31, 1998



                                                AMOUNT RECEIVED                 DETAILED DESCRIPTION OF LOSS INCLUDING DATES OF MAK-
                                   ORIGINAL  DURING REPORTING YEAR   UNPAID     ING AND MATURITY, INTEREST RATE, THE TYPE AND VALUE
                                   AMOUNT    ---------------------  BALANCE AT  OF COLLATERAL, ANY REGURGITATION OF THE LOAN AND THE
IDENTITY AND ADDRESS OF OBLIGOR    OF LOAN   PRINCIPAL   INTEREST  END OF YEAR  TERMS OF THE RENEGOTIATION AND OTHER MATERIAL ITEMS

Dorena S. Vogel                    $ 6,000     $ 847      $ 169     $ 3,406      Loan date: 7/23/93; Maturity date: 7/17/98;
      P.O. Box 9                                                                 Interest rate: 6%; Collateral: Vested Balance
      Genoa, NV 89411

Anita L. West                        $ 550     $ 206       $ 14       $ 344      Loan date: 12/26/97; Maturity date: 12/18/98;
      7689 S. Danforth Ave.                                                      Interest rate: 8%; Collateral: Vested Balance
      Tucson, AZ 85747




                                              AMOUNT OVERDUE*
                                        -------------------------
IDENTITY AND ADDRESS OF OBLIGOR         PRINCIPAL        INTEREST

Dorena S. Vogel                      $ 3,406                -
      P.O. Box 9
      Genoa, NV 89411

Anita L. West                          $ 344                -
      7689 S. Danforth Ave.
      Tucson, AZ 85747



* During 1999, the Company received additional payments and/or intends to instruct the Plan's recordkeeper to issue Forms 1099 to the obligors listed above in the amount of any principal balance outstanding.

                                                          ADDITIONAL INFORMATION
                                                                    SCHEDULE III


SCIENCE APPLICATIONS INTERNATIONAL CORPORATION
CASH OR DEFERRED ARRANGEMENT

ITEM 27d FORM 5500 - SCHEDULE OF REPORTABLE TRANSACTIONS*
YEAR ENDED DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                     NUMBER OF      PURCHASE       SELLING     LEASE  EXPENSE     COST OF
PARTY INVOLVED          DESCRIPTION OF ASSET        TRANSACTIONS      PRICE         PRICE     RENTAL  INCURRED     ASSET
------------------  -----------------------------   ------------   -----------  ------------  ------  --------  -----------
The Vanguard Group  Vanguard Index Trust -
                      500 Portfolio                      250       $37,116,000

The Vanguard Group  Vanguard Index Trust -
                      500 Portfolio                      251                     $25,703,000                    $18,471,000

The Vanguard Group  Vanguard Money Market
                      Reserves - Prime Portfolio         400       $72,036,000

The Vanguard Group  Vanguard Money Market
                      Reserves - Prime Portfolio         260                     $67,012,000                    $66,847,000

The Vanguard Group  Vanguard U.S. Growth Portfolio       248       $27,511,000

The Vanguard Group  Vanguard U.S. Growth Portfolio       244                     $10,125,000                    $ 8,227,000

The Vanguard Group  Vanguard Windsor Fund                218       $31,135,000

The Vanguard Group  Vanguard Windsor Fund                252                     $40,755,000                    $36,867,000

The Vanguard Group  SAIC Common Stock                     60       $73,251,000

The Vanguard Group  SAIC Common Stock                     68                     $20,407,000                    $ 7,390,000

                                                        CURRENT
                                                       VALUE ON
                                                      TRANSACTION        NET GAIN
PARTY INVOLVED          DESCRIPTION OF ASSET             DATE            OR LOSS
------------------  -----------------------------     -----------      ------------
The Vanguard Group  Vanguard Index Trust -
                      500 Portfolio                   $37,116,000

The Vanguard Group  Vanguard Index Trust -
                      500 Portfolio                   $25,703,000      $ 7,232,000

The Vanguard Group  Vanguard Money Market
                      Reserves - Prime Portfolio      $72,036,000

The Vanguard Group  Vanguard Money Market
                      Reserves - Prime Portfolio      $67,012,000      $   165,000

The Vanguard Group  Vanguard U.S. Growth Portfolio    $27,511,000

The Vanguard Group  Vanguard U.S. Growth Portfolio    $10,125,000      $ 1,898,000

The Vanguard Group  Vanguard Windsor Fund             $31,135,000

The Vanguard Group  Vanguard Windsor Fund             $40,755,000      $ 3,888,000

The Vanguard Group  SAIC Common Stock                 $73,251,000

The Vanguard Group  SAIC Common Stock                 $20,407,000      $13,017,000

*Transactions or series of transactions in excess of 5 percent of the current value of the Plan's assets as of December 31, 1997 as defined in Section 2520.103-6 of the Department of Labor Rules and Regulations for Reporting and Disclosure under ERISA.